Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Scudder EAFE Equity Index
                                               Portfolio, a series of Scudder
                                               Investment Portfolios


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                 /s/Charles A. Rizzo
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Scudder EAFE Equity Index
                                                Portfolio, a series of Scudder
                                                Investment Portfolios